Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Report of eClickMD, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Neil S. Burley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




     Date:  November 25, 2003
                                           By: /s/ NEIL BURLEY
                                               ---------------------------------
                                               Neil Burley,
                                               Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)